UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 29, 2011

Date of Report

(Date of earliest event reported)

First Federal Bancshares of Arkansas, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1401 Highway 62-65 North, Harrison, Arkansas	72601
(Address of principal executive offices)	(Zip Code)

(870) 741-7641

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

As described below in Item 5.07 of this Current Report on Form 8-K, on April 29, 2011, the stockholders of First Federal Bancshares of Arkansas, Inc., a Texas corporation (the “Company”), approved the adoption of the First Federal Bancshares of Arkansas, Inc. 2011 Omnibus Incentive Plan (the “Plan”).  A description of the material terms of the Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2011 and is incorporated herein by reference in its entirety.  Copies of the Plan, as well as forms of the Performance-Based Restricted Stock Award Agreement, Restricted Stock Award Agreement and Stock Option Agreement relating to awards to be made pursuant to the Plan are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07.      Submission of Matters to a Vote of Security Holders.

A Special Meeting of Stockholders of the Company was held on April 29, 2011. This Current Report on Form 8-K discloses the voting results for all matters voted upon at the Special Meeting of Stockholders.  Each of the matters voted upon at the Special Meeting of Stockholders was approved by the Company’s stockholders.

As of the record date for the vote, the Company had 4,846,785 shares of common stock outstanding, which were entitled to one vote per share.  A brief description of the proposals voted upon at the Special Meeting of Stockholders and the results of the votes for each are as follows:

PROPOSAL	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Proposal #1 — Approval of an amendment to the Company’s Articles of Incorporation, as amended, to effect a 1-for-5 reverse stock split (the “Reverse Split”) of all outstanding shares of the Company’s common stock	4,224,354	244,893	2,685	2,888

Proposal #2 — Approval of the issuance of more than 20% of the Company’s post-Reverse Split outstanding common stock in accordance with the terms of the Investment Agreement between the Company, First Federal Bank and Bear State Financial Holdings, LLC	2,814,011	248,764	3,420	1,408,625

Proposal #3 — Approval of the adoption of the First Federal Bancshares of Arkansas, Inc. 2011 Omnibus Incentive Plan	2,745,887	302,874	17,437	1,408,622

Item 7.01.      Regulation FD Disclosure.

On April 29, 2011, the Company issued a Press Release announcing the results of the Special Meeting of Stockholders, which is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibit 99.1 attached to, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

10.1                           First Federal Bancshares of Arkansas, Inc. 2011 Omnibus Incentive Plan

10.2                           Form of Notice of Performance-Based Restricted Stock Grant, including Form of Performance-Based Restricted Stock Award Agreement

10.3                           Form of Notice of Restricted Stock Grant, including Form of Restricted Stock Award Agreement

10.4                           Form of Notice of Stock Option Grant, including Form of Stock Option Agreement

99.1                           Press Release dated April 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.

By:	/s/ Larry J. Brandt
Name:	Larry J. Brandt
Title:	President and Chief Executive Officer

Date:  April 29, 2011